EXHIBIT 10(ff)

              Amendment No. 2, dated as of February 20, 1998, to
                Severance and Settlement Agreement and Release,
                          dated December 20, 1995


     Amendment No. 2, dated as of the 20th day of February, 1998 ("Amendment No. 2"), to Severance and Settlement Agreement and Release, dated December 20, 1995, as clarified by letter agreement dated March 28, 1996 and amended by Amendment, effective January 1, 1997 (collectively, the "Agreement") between Hasbro, Inc. (the "Company") and Dan D. Owen (the "Employee").

     WHEREAS, the Company and the Employee wish to further amend the terms of the Employee's severance arrangements as set forth in the Agreement;

     NOW, THEREFORE, in consideration of the promises and conditions set forth herein, the sufficiency of which is hereby acknowledged, the Company and the Employee agree to amend the Agreement as follows:

       1. The eighth sentence of paragraph 1 of the Agreement, after reflecting the additional sentence added by the Amendment, effective January 1, 1997, is amended to read in its entirety as follows:

          "For purposes of this Agreement, constructive termination of the Employee's employment shall occur if the Employee voluntarily terminates employment on or prior to June 30, 1999."

       2. Paragraph 15 of the Agreement is amended to read in its entirety as follows:

	     "15.  Termination.
                -----------
          This Agreement and the obligations of the Company and the Employee under this Agreement (other than the obligations of the Employee under paragraph 4 of this Agreement, which shall survive the termination of this Agreement) shall terminate if an involuntary termination by the Company without cause of the Employee's employment or a constructive termination of the Employee's employment shall not have occurred by June 30, 1999."

       3. The Employee acknowledges that he has been given twenty-one (21) days to consider this Amendment No. 2 and that the Company advised him to consult with an attorney of his own choosing prior to signing this Amendment No. 2. The Employee may revoke this Amendment for a period of seven (7) days after the execution of this Amendment No. 2, and this Amendment No. 2 shall not be effective or enforceable until the expiration of this seven (7) day revocation period.

       4. The Employee affirms that no other promises or agreements of any kind have been made to or with him by any person or entity whatsoever to cause him to sign this Amendment No. 2, and that he fully understands the meaning and intent of this Amendment No. 2. The Employee states and represents that he has had an opportunity to fully discuss and review the terms of this Amendment No. 2 with an attorney. The Employee further states and represents that he has carefully read this Amendment No. 2; understands the contents herein, freely and voluntarily assents to all of the terms and conditions hereof, and signs his name of his own free act.

       5. Except for the changes made herein, the Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties have executed this Amendment No. 2 on the dates written below.


     HASBRO, INC.

     By: /s/ Harold P. Gordon		         Date: March 11, 1998
         --------------------                     --------------
         Harold P. Gordon
         Vice Chairman

     By: /s/ Dan D. Owen                    Date: March 9, 1998
         ---------------                          -------------
         Dan D. Owen
         Employee